UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21852

COLUMBIA FUNDS SERIES TRUST II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: February 29

Date of reporting period: February 29, 2012

Item 1. Reports to Stockholders.

Annual Report

Columbia

Equity Value Fund

Annual Report for the Period Ended February 29, 2012

Columbia Equity Value Fund seeks to provide shareholders with growth of capital and income.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Table of Contents

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	23

Statement of Operations	25

Statement of Changes in Net Assets	27

Financial Highlights	30

Notes to Financial Statements	40

Report of Independent Registered Public Accounting Firm	59

Federal Income Tax Information	61

Board Members and Officers	62

Proxy Voting	70

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Equity Value Fund (the Fund) Class A shares decreased 1.87% (excluding sales charge) for the 11 months ended February 29, 2012.

>	The Fund underperformed its benchmark, the Russell 1000® Value Index, which increased 1.77% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended February 29, 2012)

	11 months*	1 year	5 years	10 years
Columbia Equity Value Fund Class A (excluding sales charge)	-1.87%	-0.69%	-0.04%	+4.51%
Russell 1000 Value Index (unmanaged)	+1.77%	+2.18%	-1.08%	+4.75%

*	Not annualized.

(See “The Fund’s Long-term Performance” for a description of the index)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at February 29, 2012
Without sales charge	11 months*	1 year	5 years	10 years
Class A (inception 3/20/95)	-1.87%	-0.69%	-0.04%	+4.51%
Class B (inception 5/14/84)	-2.58%	-1.44%	-0.80%	+3.71%
Class C (inception 6/26/00)	-2.56%	-1.49%	-0.81%	+3.71%
Class I** (inception 3/4/04)	-1.59%	-0.38%	+0.37%	+4.69%
Class R** (inception 12/11/06)	-2.08%	-0.97%	-0.24%	+4.01%
Class R3** (inception 12/11/06)	-1.77%	-0.52%	-0.02%	+4.14%
Class R4 (inception 3/20/95)	-1.81%	-0.59%	+0.13%	+4.69%
Class R5** (inception 12/11/06)	-1.53%	-0.24%	+0.37%	+4.35%
Class W** (inception 12/1/06)	-2.19%	-0.98%	-0.08%	+4.10%
Class Z** (inception 9/27/10)	-1.62%	-0.44%	-0.50%	+3.86%

With sales charge
Class A (inception 3/20/95)	-7.50%	-6.43%	-1.22%	+3.89%
Class B (inception 5/14/84)	-7.44%	-6.35%	-1.14%	+3.71%
Class C (inception 6/26/00)	-3.53%	-2.47%	-0.81%	+3.71%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Not annualized.

**	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings.
The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth).
Information shown is based on the most recent data provided by
Morningstar.

©2012 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Manager Commentary

Effective February 29, 2012, the fiscal year end for Columbia Equity Value Fund changed from March 31 to the end of February. Thus, the following commentary covers the 11-month period since the Fund’s last annual report, i.e. from April 1, 2011 through February 29, 2012.

Dear Shareholders,

Columbia Equity Value Fund (the Fund) Class A shares decreased 1.87% (excluding sales charge) for the 11 months ended February 29, 2012. The Fund underperformed its benchmark, the Russell 1000® Value Index (Russell Index), which increased 1.77% for the same period.

Significant performance factors

The U.S. equity markets generated modestly positive returns for the period ended February 29, 2012, but such returns mask what was a period characterized by frequent bouts of dramatic volatility. Such significant volatility was driven primarily by shifting sentiment toward U.S. economic activity and the potential impact of international economies on the U.S. Optimism early in the 11-month period for a continued economic recovery gave way to deep concerns about deteriorating U.S. economic data, persistent sovereign debt crises in Europe and the possibility of a hard landing for China’s economy. During the period, the U.S. equity markets also faced several other exogenous challenges, including the Arab spring, the Japanese natural and nuclear disasters and the massive flooding

PORTFOLIO BREAKDOWN(1) (at February 29, 2012)
Consumer Discretionary	9.6%
Consumer Staples	7.7
Energy	13.6
Financials	16.8
Health Care	12.7
Industrials	14.8
Information Technology	14.2
Materials	4.6
Telecommunication Services	3.4
Utilities	0.3
Other(2)	2.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.
(2)	Includes investments in affiliated money market fund.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	5

Manager Commentary (continued)

in Thailand. The third quarter of 2011 was particularly challenging, as these factors, along with political paralysis in Washington D.C. and an unprecedented downgrade of U.S. sovereign debt by Standard & Poor’s, caused investor risk aversion to heighten such that the U.S. equity markets experienced their worst quarter since the fourth quarter of 2008. From October through February, U.S. equities rebounded rather strongly, albeit not steadily, as macro concerns began to fade. U.S. economic data in the important labor, housing and manufacturing markets came in better than anticipated, and European authorities made it clear that every effort would be made to ensure that the worst case default scenario would not materialize.

While the 11-month period was bookended by rallies in the U.S. equity markets, a flight to quality still dominated the period overall, and thus there was a bifurcation in sector performance. Traditionally defensive sectors, most notably, consumer staples, health care and utilities, performed best within the Russell Index on a relative basis for the period overall, each generating double-digit returns. More cyclical, economically-sensitive sectors, including financials, materials and energy, were the weakest performers in the Russell Index during the period. Financials, materials and energy were the only sectors within the Russell Index to generate negative returns during the period, impacted most severely by concerns surrounding the European sovereign debt crisis and its potential contagion effect. Materials and energy were particularly hurt by a broad slowdown in global industrial growth.

TOP TEN HOLDINGS(1) (at February 29, 2012)
JPMorgan Chase & Co.	3.8%
Microsoft Corp.	3.6
Lorillard, Inc.	3.1
Bank of America Corp.	2.9
Exxon Mobil Corp.	2.8
Goldman Sachs Group, Inc. (The)	2.6
Mastercard, Inc., Class A	2.3
Chevron Corp.	2.1
Occidental Petroleum Corp.	2.1
AT&T, Inc.	2.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

The Fund underperformed the Russell Index due primarily to stock selection. Sector allocation overall also detracted from the Fund’s results but to a more modest degree.

Stock selection in the energy sector negatively impacted the Fund’s results most with a significant allocation to the poorly performing sector also hampering relative returns. Stock selection was especially challenging in the oilfield services and exploration and production industries. Among the Fund’s oilfield services holdings, Halliburton and Baker Hughes were poor performers, impacted not by any company-specific fundamentals but more by a general slowdown in aggregate demand for drilling-related services and by a dramatic decline in natural gas prices. Exploration and production company Apache was also a disappointment. Its shares declined primarily because of concerns regarding its revenue growth potential given its sizable investments in Egypt, where geopolitical turmoil heightened significantly.

The Fund’s results were also hurt by stock selection in the financials sector, which more than offset the positive contribution made by having only a modest allocation to the worst performing sector in the Russell Index during the period. An emphasis on capital markets firms and large diversified banks hindered results most. We had established exposures to these industries because it was there that we found companies with the deepest discounts to their long-term valuations. However, capital markets firms such as Goldman Sachs and Morgan Stanley performed poorly during the period on lower levels of capital markets activity due to concerns over broad regulatory changes and volatility in the global capital markets. Positions in diversified banks JPMorgan Chase and

More cyclical, economically-sensitive sectors, including financials, materials and energy, were the weakest performers in the Russell Index during the period.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	7

Manager Commentary (continued)

Bank of America hurt the Fund’s results as these companies faced revenue challenges based on controversy around retail fees and on ongoing costs incurred in restructuring their mortgage portfolios.

Industry and stock selection in the consumer discretionary sector further detracted from the Fund’s results during the period, more than outweighing the boost provided by having a modestly greater allocation than the Russell Index to the relatively strongly performing sector. Specifically, greater exposure to the auto parts and leisure industries, which lagged the Russell Index, and having only modest exposure to a variety of industries within the sector, such as media, which performed better, hurt. Such detractors within the consumer discretionary sector were partially offset by a sizable position in home improvement retailer Home Depot, which was a strong performer for the Fund during the period.

In health care, the second best performer in the Russell Index during the period, having only a modest exposure to the sector and industry and stock selection detracted. Having only a modest allocation to the pharmaceuticals industry particularly hindered results, as this was one of the better performing areas of the sector.

Broadly speaking, exposure to European-focused holdings further hurt the Fund’s relative results given the impact of vacillating hope and then disappointment surrounding efforts to find solutions to the European sovereign debt crisis. A position in Germany-based diversified engineering and manufacturing conglomerate Siemens of the industrials sector exemplified this trend during the period.

On the positive side, stock selection in the information technology and consumer staples sectors proved effective. Having a sizable exposure to the information technology sector, which outpaced the Russell Index during the period, further boosted results, more than offsetting the detracting impact of having only a modest exposure to the strongly performing consumer staples sector.

In information technology, an emphasis on the services industries boosted results most. In particular, sizable positions in global payment solutions provider MasterCard, computer solutions provider International Business Machines (IBM) and software giant Microsoft benefited the Fund during the period. Shares of MasterCard advanced as the company’s volumes held up better than anticipated even in the face of a slowing economy and after

8	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

the Federal Reserve (the Fed) announced its final decision on debit interchange rates (i.e. charges on debit card transactions) as part of the Durbin amendment, which was more favorable for the company than the market had feared. Shares of IBM and Microsoft advanced as these companies issued good earnings reports, were considered rather defensive companies in the sector, and offered an attractive yield. Microsoft additionally benefited during the period from positive anticipation of its rollout of Windows 8 later in 2012.

In consumer staples, a significant exposure to the tobacco industry contributed most positively to the Fund’s results, with positions in Lorillard and Philip Morris International each adding value. Shares of these companies rose in large part on their comparatively defensive characteristics, attractive yield and reports of better than anticipated revenue growth. The Fund also benefited during the period from having lesser exposure than the Russell Index to industries within the consumer staples sector facing rising input costs, such as food products, which lagged.

Changes to the Fund’s portfolio

Most of the changes to the Fund’s portfolio were made during the third quarter of 2011, as we sought to trim select cyclical positions and increase exposure to more defensive stocks in an effort to mitigate overall portfolio risk and the impact of broad equity market volatility dominating those months. That said, through the period as a whole, we reduced the Fund’s positions in the energy and materials sectors. In energy, we sold the Fund’s positions in integrated oil company ConocoPhillips and in Baker Hughes, and we added to the Fund’s position in oil and gas exploration and production company Occidental Petroleum. In materials, we eliminated the Fund’s positions in Vale and Xstrata and reduced its position in Rio Tinto, all mining companies. Also within the materials sector, we reduced the Fund’s position in diversified chemicals company Air Products and Chemicals. The Fund’s exposure to the financials sector also decreased during the period, but more due to market depreciation than because of active management decisions.

We correspondingly increased the Fund’s positions in the health care, information technology and consumer staples sectors. In health care, we initiated Fund positions in diversified pharmaceuticals and health care products firm Johnson & Johnson and medical instruments company Medtronic. In information technology, we sold the Fund’s position in IBM,

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	9

Manager Commentary (continued)

taking profits, and redeployed the proceeds into networking products manufacturer Cisco Systems. We also established a Fund position in personal computer and mobile communications device behemoth Apple and added to the Fund’s positions in MasterCard and Microsoft during the period. In consumer staples, we initiated Fund positions in diversified consumer goods manufacturers Kraft Foods and Procter & Gamble and added to the Fund’s positions in drug store retailer CVS Caremark and tobacco company Philip Morris International.

With these changes, it is well worth noting that at the end of February 2012, the Fund had its most significant weightings compared to the Russell Index in the industrials, information technology and materials sectors and its most modest exposures relative to the benchmark index in the financials, utilities and telecommunication services sectors.

Steve Schroll	Laton Spahr, CFA®	Paul Stocking
Portfolio Manager	Portfolio Manager	Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performace is not a guarantee of future results.

10	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Equity Value Fund Class A shares (from 3/1/02 to 2/29/12) as compared to the performance of the Russell 1000® Value Index. In comparing the Fund’s Class A shares to this index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at February 29, 2012
	11 months*	1 year	5 years	10 years
Columbia Equity Value Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,250	$9,357	$9,404	$14,645
Average annual total return	-7.50%	-6.43%	-1.22%	+3.89%
Russell 1000 Value Index(1)
Cumulative value of $10,000	$10,177	$10,218	$9,471	$15,910
Average annual total return	+1.77%	+2.18%	-1.08%	+4.75%

Results for other classes can be found on page 3.

* Not annualized.

12	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

(1)

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	13

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

14	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

September 1, 2011 – February 29, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,104.90	1,019.34	5.81	5.57	1.11
Class B	1,000.00	1,000.00	1,100.60	1,015.61	9.71	9.32	1.86
Class C	1,000.00	1,000.00	1,100.40	1,015.61	9.71	9.32	1.86
Class I	1,000.00	1,000.00	1,105.30	1,021.53	3.51	3.37	0.67
Class R	1,000.00	1,000.00	1,104.70	1,018.10	7.12	6.82	1.36
Class R3	1,000.00	1,000.00	1,103.90	1,018.70	6.49	6.22	1.24
Class R4	1,000.00	1,000.00	1,105.30	1,019.84	5.29	5.07	1.01
Class R5	1,000.00	1,000.00	1,106.90	1,021.08	3.98	3.82	0.76
Class W	1,000.00	1,000.00	1,102.50	1,016.61	8.68	8.32	1.66
Class Z	1,000.00	1,000.00	1,106.30	1,020.54	4.56	4.37	0.87

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	15

Portfolio of Investments

Columbia Equity Value Fund

February 29, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.5%

CONSUMER DISCRETIONARY 9.6%
Auto Components 1.0%
Johnson Controls, Inc.	192,929	$6,295,273
Automobiles 1.6%
Ford Motor Co.(a)	801,426	9,921,654
Hotels, Restaurants & Leisure 0.4%
Carnival Corp.	86,895	2,632,050
Household Durables 0.4%
Lennar Corp., Class A(a)	105,847	2,474,703
Media 2.0%
Comcast Corp., Class A	165,597	4,865,240
Viacom, Inc., Class B(a)	73,114	3,481,689
Walt Disney Co. (The)	92,288	3,875,173

Total		12,222,102
Multiline Retail 2.5%
Kohl’s Corp.(a)	83,003	4,123,589
Target Corp.	207,529	11,764,819

Total		15,888,408
Specialty Retail 1.7%
Best Buy Co., Inc.(a)	58,895	1,454,706
Home Depot, Inc. (The)	188,691	8,976,031

Total		10,430,737
TOTAL CONSUMER DISCRETIONARY		59,864,927

CONSUMER STAPLES 7.7%
Food & Staples Retailing 2.6%
CVS Caremark Corp.	199,648	9,004,125
Wal-Mart Stores, Inc.	120,703	7,131,133

Total		16,135,258
Food Products 0.3%
Kraft Foods, Inc., Class A	57,485	2,188,454
Household Products 0.3%
Procter & Gamble Co. (The)	23,358	1,577,132
Tobacco 4.5%
Lorillard, Inc.	144,772	18,976,714
Philip Morris International, Inc.	106,392	8,885,860

Total		27,862,574
TOTAL CONSUMER STAPLES		47,763,418

Issuer	Shares	Value

Common Stocks (continued)
ENERGY 13.6%
Energy Equipment & Services 3.7%
Halliburton Co.	293,496	$10,739,019
National Oilwell Varco, Inc.	128,845	10,633,578
Schlumberger Ltd.	21,960	1,704,315

Total		23,076,912
Oil, Gas & Consumable Fuels 9.9%
Anadarko Petroleum Corp.	107,454	9,039,031
Apache Corp.	94,195	10,166,467
Chevron Corp.	116,961	12,762,784
Exxon Mobil Corp.	195,344	16,897,256
Occidental Petroleum Corp.	119,544	12,476,807

Total		61,342,345
TOTAL ENERGY		84,419,257

FINANCIALS 16.8%
Capital Markets 3.2%
Goldman Sachs Group, Inc. (The)	136,043	15,663,991
Morgan Stanley	241,169	4,471,273

Total		20,135,264
Commercial Banks 1.2%
CIT Group, Inc.(b)	80,327	3,270,112
Wells Fargo & Co.	129,849	4,062,975

Total		7,333,087
Diversified Financial Services 7.1%
Bank of America Corp.	2,230,221	17,774,862
Citigroup, Inc.	98,803	3,292,116
JPMorgan Chase & Co.	588,272	23,083,793

Total		44,150,771
Insurance 5.3%
ACE Ltd.	129,251	9,268,589
Allstate Corp. (The)	40,013	1,257,609
Everest Re Group Ltd.	38,838	3,411,918
MetLife, Inc.	161,974	6,244,098
Travelers Companies, Inc. (The)	66,585	3,859,932
XL Group PLC	420,536	8,747,149

Total		32,789,295
TOTAL FINANCIALS		104,408,417

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)
HEALTH CARE 12.6%
Biotechnology 1.1%
Gilead Sciences, Inc.(b)	152,971	$6,960,180
Health Care Equipment & Supplies 0.6%
Medtronic, Inc.	92,110	3,511,233
Health Care Providers & Services 1.8%
UnitedHealth Group, Inc.	153,181	8,539,841
WellPoint, Inc.	42,306	2,776,543

Total		11,316,384
Life Sciences Tools & Services 2.0%
Agilent Technologies, Inc.(b)	124,800	5,443,776
Thermo Fisher Scientific, Inc.(b)	126,740	7,176,019

Total		12,619,795
Pharmaceuticals 7.1%
Bristol-Myers Squibb Co.	208,279	6,700,335
Johnson & Johnson	125,844	8,189,928
Merck & Co., Inc.	273,750	10,449,037
Novartis AG, ADR(a)	125,784	6,856,486
Pfizer, Inc.	575,817	12,149,739

Total		44,345,525
TOTAL HEALTH CARE		78,753,117

INDUSTRIALS 14.8%
Aerospace & Defense 4.1%
Boeing Co. (The)	115,216	8,635,439
Honeywell International, Inc.	107,079	6,378,696
Lockheed Martin Corp.(a)	47,194	4,172,422
United Technologies Corp.	77,482	6,498,415

Total		25,684,972
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B(a)	59,651	4,586,565
Airlines 0.7%
Delta Air Lines, Inc.(b)	126,851	1,244,408
United Continental Holdings, Inc.(a)(b)	146,496	3,025,143

Total		4,269,551
Electrical Equipment 0.4%
ABB Ltd., ADR(a)(b)	109,375	2,241,094
Industrial Conglomerates 3.7%
General Electric Co.	521,687	9,938,137
Siemens AG, ADR	58,201	5,803,222
Tyco International Ltd.	140,953	7,304,184

Total		23,045,543

Issuer	Shares	Value

Common Stocks (continued)
INDUSTRIALS (CONTINUED)
Machinery 4.9%
Caterpillar, Inc.(a)	95,720	$10,932,181
Deere & Co.	31,484	2,610,968
Eaton Corp.	98,074	5,118,482
Illinois Tool Works, Inc.(a)	146,201	8,141,934
Parker Hannifin Corp.	41,184	3,698,735

Total		30,502,300
Road & Rail 0.3%
CSX Corp.	88,188	1,852,830
TOTAL INDUSTRIALS		92,182,855

INFORMATION TECHNOLOGY 14.1%
Communications Equipment 2.1%
Cisco Systems, Inc.	462,455	9,193,606
Nokia OYJ, ADR(a)	766,111	4,052,727

Total		13,246,333
Computers & Peripherals 0.9%
Apple, Inc.(b)	10,513	5,702,672
Electronic Equipment, Instruments & Components 0.5%
TE Connectivity Ltd.	79,207	2,895,016
IT Services 3.2%
Accenture PLC, Class A	100,580	5,988,533
Mastercard, Inc., Class A	33,040	13,876,800

Total		19,865,333
Semiconductors & Semiconductor Equipment 2.8%
Intel Corp.	410,310	11,029,133
LSI Corp.(b)	459,651	3,952,998
Microchip Technology, Inc.(a)	71,411	2,575,795

Total		17,557,926
Software 4.6%
Microsoft Corp.	679,796	21,576,725
Oracle Corp.	243,793	7,135,821

Total		28,712,546
TOTAL INFORMATION TECHNOLOGY		87,979,826

MATERIALS 4.6%
Chemicals 3.1%
Air Products & Chemicals, Inc.	23,650	2,134,176
Dow Chemical Co. (The)	275,705	9,238,875
EI du Pont de Nemours & Co.	157,845	8,026,418

Total		19,399,469

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	17

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)
MATERIALS (CONTINUED)
Metals & Mining 1.5%
Barrick Gold Corp.(a)	49,076	$2,342,397
Freeport-McMoRan Copper & Gold, Inc.	58,333	2,482,653
Nucor Corp.(a)	42,581	1,853,551
Rio Tinto PLC, ADR	48,395	2,755,127

Total		9,433,728
TOTAL MATERIALS		28,833,197

TELECOMMUNICATION SERVICES 3.4%
Diversified Telecommunication Services 3.4%
AT&T, Inc.	407,401	12,462,396
Deutsche Telekom AG, ADR(a)	240,176	2,816,064
Verizon Communications, Inc.	156,401	5,960,442

Total		21,238,902
TOTAL TELECOMMUNICATION SERVICES		21,238,902

UTILITIES 0.3%
Multi-Utilities 0.3%
PG&E Corp.	45,170	1,882,686

TOTAL UTILITIES		1,882,686
Total Common Stocks (Cost: $508,861,717)		$607,326,602
	Shares	Value
Money Market Funds 2.2%
Columbia Short-Term Cash Fund, 0.166%(c)(d)	13,995,300	$13,995,300
Total Money Market Funds (Cost: $13,995,300)		$13,995,300

Issuer	Effective Yield	Par/ Principal	Value

Investments of Cash Collateral Received for Securities on Loan 8.8%
Certificates of Deposit 2.3%
Barclays Bank PLC
04/18/12	0.600%	$3,000,000	$3,000,000
Credit Suisse
03/08/12	0.540%	4,000,000	4,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
03/09/12	0.330%	1,000,000	1,000,000
Standard Chartered Bank PLC
03/05/12	0.630%	4,000,000	4,000,000
04/03/12	0.570%	2,000,000	2,000,000

Total			14,000,000
Repurchase Agreements 6.5%
Citibank NA dated 02/29/12, matures 03/01/12, repurchase price $10,000,053(e)
	0.190%	10,000,000	10,000,000
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $10,583,710(e)
	0.160%	10,583,663	10,583,663
Morgan Stanley dated 02/29/12, matures 03/01/12, repurchase price $5,000,025(e)
	0.180%	5,000,000	5,000,000
Pershing LLC dated 02/29/12, matures 03/01/12, repurchase price $10,000,081(e)
	0.290%	10,000,000	10,000,000
RBS Securities, Inc. dated 02/29/12, matures 03/01/12, repurchase price $5,000,028(e)
	0.200%	5,000,000	5,000,000

Total			40,583,663
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $54,583,663)			$54,583,663
Total Investments
(Cost: $577,440,680)			$675,905,565
Other Assets & Liabilities, Net			(53,014,454)
Net Assets			$622,891,111

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Notes to Portfolio of Investments

(a)	At February 29, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at February 29, 2012.

(d)	Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$11,342,746	$190,902,688	$(188,250,134)	$—	$13,995,300	$22,192	$13,995,300
(e)

The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citibank NA (0.190%)

Security Description	Value
Fannie Mae REMICS	$4,263,555
Freddie Mac REMICS	4,283,165
Government National Mortgage Association	1,653,280
Total Market Value of Collateral Securities	$10,200,000

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Ginnie Mae I Pool	$7,576,874
Ginnie Mae II Pool	3,218,487
Total Market Value of Collateral Securities	$10,795,361

Morgan Stanley (0.180%)

Security Description	Value
Freddie Mac Gold Pool	$2,725,246
Freddie Mac Non Gold Pool	2,374,754
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	19

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Pershing LLC (0.290%)

Security Description	Value
Fannie Mae Pool	$1,632,536
Fannie Mae REMICS	1,376,715
Fannie Mae-Aces	13,873
Federal Farm Credit Bank	123,368
Federal Home Loan Banks	132,692
Federal Home Loan Mortgage Corp	312,781
Federal National Mortgage Association	385,780
Freddie Mac Gold Pool	662,452
Freddie Mac Non Gold Pool	185,018
Freddie Mac Reference REMIC	44
Freddie Mac REMICS	1,282,281
Ginnie Mae I Pool	1,673,354
Ginnie Mae II Pool	1,491,906
Government National Mortgage Association	535,336
United States Treasury Note/Bond	369,186
United States Treasury Strip Coupon	22,678
Total Market Value of Collateral Securities	$10,200,000

RBS Securities, Inc. (0.200%)

Security Description	Value
United States Treasury Note/Bond	$5,100,019
Total Market Value of Collateral Securities	$5,100,019

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	21

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets(b)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$59,864,927	$—	$—	$59,864,927
Consumer Staples	47,763,418	—	—	47,763,418
Energy	84,419,257	—	—	84,419,257
Financials	104,408,417	—	—	104,408,417
Health Care	78,753,117	—	—	78,753,117
Industrials	92,182,855	—	—	92,182,855
Information Technology	87,979,826	—	—	87,979,826
Materials	28,833,197	—	—	28,833,197
Telecommunication Services	21,238,902	—	—	21,238,902
Utilities	1,882,686	—	—	1,882,686
Total Equity Securities	607,326,602	—	—	607,326,602
Other
Money Market Funds	13,995,300	—	—	13,995,300
Investments of Cash Collateral Received for Securities on Loan	—	54,583,663	—	54,583,663
Total Other	13,995,300	54,583,663	—	68,578,963
Total	$621,321,902	$54,583,663	$—	$675,905,565

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Statement of Assets and Liabilities

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $508,861,717)	$607,326,602
Affiliated issuers (identified cost $13,995,300)	13,995,300
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $14,000,000)	14,000,000
Repurchase agreements (identified cost $40,583,663)	40,583,663
Total investments (identified cost $577,440,680)	675,905,565
Receivable for:
Investments sold	2,902,240
Capital shares sold	550,629
Dividends	1,761,337
Interest	12,266
Reclaims	64,251
Expense reimbursement due from Investment Manager	1,392
Total assets	681,197,680
Liabilities
Due upon return of securities on loan	54,583,663
Payable for:
Investments purchased	2,822,561
Capital shares purchased	690,978
Investment management fees	11,152
Distribution fees	4,733
Transfer agent fees	68,164
Administration fees	1,011
Plan administration fees	557
Other expenses	123,750
Total liabilities	58,306,569
Net assets applicable to outstanding capital stock	$622,891,111

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	23

Statement of Assets and Liabilities (continued)

February 29, 2012

Represented by
Paid-in capital	$597,379,006
Undistributed net investment income	2,367,615
Accumulated net realized loss	(75,320,395)
Unrealized appreciation (depreciation) on:
Investments	98,464,885
Total — representing net assets applicable to outstanding capital stock	$622,891,111
*Value of securities on loan	$53,107,626
Net assets applicable to outstanding shares
Class A	$595,255,317
Class B	$19,003,360
Class C	$4,202,579
Class I	$9,365
Class R	$29,124
Class R3	$7,682
Class R4	$2,762,411
Class R5	$1,043,449
Class W	$25,406
Class Z	$552,418
Shares outstanding
Class A	55,530,844
Class B	1,764,508
Class C	395,560
Class I	891
Class R	2,718
Class R3	715
Class R4	256,924
Class R5	97,274
Class W	2,362
Class Z	51,472
Net asset value per share
Class A(a)	$10.72
Class B	$10.77
Class C	$10.62
Class I	$10.51
Class R	$10.72
Class R3	$10.74
Class R4	$10.75
Class R5	$10.73
Class W	$10.76
Class Z	$10.73

(a)	The maximum offering price per share for Class A is $11.37. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Statement of Operations

	Year ended February 29, 2012(a)	Year ended March 31, 2011
Net investment income
Income:
Dividends	$14,540,338	$15,912,818
Interest	539	76,835
Dividends from affiliates	22,192	17,145
Income from securities lending — net	136,751	161,842
Foreign taxes withheld	(127,249)	(118,527)
Total income	14,572,571	16,050,113
Expenses:
Investment management fees	4,027,256	3,875,718
Distribution fees
Class A	1,473,424	1,660,250
Class B	206,910	362,020
Class C	39,614	46,719
Class R	125	155
Class R3	17	441
Class W	16,446	13,315
Transfer agent fees
Class A	1,345,144	1,471,689
Class B	46,844	83,620
Class C	8,959	10,508
Class R	57	48
Class R3	4	74
Class R4	1,834	3,018
Class R5	423	155
Class W	10,658	11,928
Class Z	406	3
Administration fees	370,489	430,923
Plan administration fees
Class R	—	31
Class R3	17	441
Class R4	8,871	27,958
Compensation of board members	22,834	18,317
Custodian fees	14,452	13,305
Printing and postage fees	77,017	100,270
Registration fees	82,551	166,419
Professional fees	34,917	45,549
Other	32,660	46,096
Total expenses	7,821,929	8,388,970
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(589,659)	—
Expense reductions	(80)	—
Total net expenses	7,232,190	8,388,970
Net investment income	7,340,381	7,661,143

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	25

Statement of Operations (continued)

	Year ended February 29, 2012(a)	Year ended March 31, 2011
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$46,685,291	$18,221,611
Foreign currency translations	(7,947)	(4,811)
Forward foreign currency exchange contracts	3,555	4,561
Net realized gain	46,680,899	18,221,361
Net change in unrealized appreciation (depreciation) on:
Investments	(81,721,461)	84,205,396
Net change in unrealized appreciation (depreciation)	(81,721,461)	84,205,396
Net realized and unrealized gain (loss)	(34,040,562)	102,426,757
Net change in net assets resulting from operations	$(27,700,181)	$110,087,900

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end changed from March 31 to February 29.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Statement of Changes in Net Assets

	Year ended February 29, 2012(a)	Year ended March 31, 2011(b)	Year ended March 31, 2010
Operations
Net investment income	$7,340,381	$7,661,143	$8,906,489
Net realized gain (loss)	46,680,899	18,221,361	(15,600,750)
Net change in unrealized appreciation (depreciation)	(81,721,461)	84,205,396	256,124,012
Net increase (decrease) in net assets resulting from operations	(27,700,181)	110,087,900	249,429,751
Distributions to shareholders from:
Net investment income
Class A	(5,269,081)	(7,179,224)	(8,950,194)
Class B	(48,235)	(77,999)	(368,578)
Class C	(11,345)	(15,019)	(32,333)
Class I	(126,995)	(201,744)	(148,997)
Class R	(161)	(252)	(91)
Class R3	(88)	(1,339)	(2,126)
Class R4	(22,500)	(143,049)	(125,079)
Class R5	(11,406)	(13,912)	(84)
Class W	(52,773)	(62,989)	(50)
Class Z	(1,893)	(19)	—
Total distributions to shareholders	(5,544,477)	(7,695,546)	(9,627,532)
Increase (decrease) in net assets from share transactions	(145,579,134)	(65,457,158)	16,735,655
Total increase (decrease) in net assets	(178,823,792)	36,935,196	256,537,874
Net assets at beginning of year	801,714,903	764,779,707	508,241,833
Net assets at end of year	$622,891,111	$801,714,903	$764,779,707
Undistributed net investment income	$2,367,615	$576,103	$625,054

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end changed from March 31 to February 29.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	27

Statement of Changes in Net Assets (continued)

	Year ended February 29, 2012(a)		Year ended March 31, 2011(b)		Year ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	9,404,750	96,086,104	11,863,039	114,231,427	14,429,828	123,014,058
Fund merger	—	—	—	—	2,556,749	22,133,859
Distributions reinvested	534,248	5,105,936	704,553	6,924,170	1,042,015	8,744,855
Redemptions	(20,560,206)	(205,662,642)	(17,157,384)	(166,372,781)	(16,176,946)	(137,357,328)
Net increase (decrease)	(10,621,208)	(104,470,602)	(4,589,792)	(45,217,184)	1,851,646	16,535,444
Class B shares
Subscriptions	26,343	263,114	105,380	991,166	347,168	2,868,657
Fund merger	—	—	—	—	476,001	4,139,066
Distributions reinvested	4,754	47,022	7,640	76,165	45,022	361,002
Redemptions(c)	(1,182,811)	(12,595,998)	(2,381,711)	(21,961,103)	(3,316,107)	(27,441,082)
Net decrease	(1,151,714)	(12,285,862)	(2,268,691)	(20,893,772)	(2,447,916)	(20,072,357)
Class C shares
Subscriptions	40,027	408,988	67,039	644,739	78,097	646,568
Fund merger	—	—	—	—	72,690	624,494
Distributions reinvested	1,144	10,882	1,474	14,407	3,674	29,773
Redemptions	(100,734)	(1,008,372)	(125,852)	(1,214,784)	(119,817)	(1,012,169)
Net increase (decrease)	(59,563)	(588,502)	(57,339)	(555,638)	34,644	288,666
Class I shares
Subscriptions	2,671,286	28,362,782	62,165	607,271	130,130	1,152,807
Fund merger	—	—	—	—	1,841,962	15,960,935
Distributions reinvested	13,097	126,725	21,274	201,610	16,158	148,878
Redemptions	(2,684,383)	(26,076,569)	(1,987,819)	(21,509,209)	(83,527)	(772,334)
Net increase (decrease)	—	2,412,938	(1,904,380)	(20,700,328)	1,904,723	16,490,286
Class R shares
Subscriptions	309	3,138	272	2,650	2,297	21,627
Fund merger	—	—	—	—	454	3,935
Distributions reinvested	13	120	20	199	4	39
Redemptions	(722)	(7,961)	(303)	(3,233)	—	—
Net increase (decrease)	(400)	(4,703)	(11)	(384)	2,755	25,601
Class R3 shares
Subscriptions	—	—	1,835	17,760	2,842	24,885
Fund merger	—	—	—	—	296	2,562
Distributions reinvested	—	6	136	1,293	246	2,065
Redemptions	—	—	(20,270)	(219,097)	(738)	(6,643)
Net increase (decrease)	—	6	(18,299)	(200,044)	2,646	22,869
Class R4 shares
Subscriptions	66,523	697,791	440,763	4,323,275	603,228	5,043,901
Fund merger	—	—	—	—	2,059	17,860
Distributions reinvested	2,355	22,431	14,430	142,954	14,690	125,029
Redemptions	(1,063,581)	(11,798,258)	(249,592)	(2,426,986)	(210,507)	(1,744,254)
Net increase (decrease)	(994,703)	(11,078,036)	205,601	2,039,243	409,470	3,442,536
Class R5 shares
Subscriptions	6,876	67,009	100,930	880,332	—	—
Fund merger	—	—	—	—	302	2,610
Distributions reinvested	1,182	11,327	1,403	13,813	—	—
Redemptions	(7,418)	(72,500)	(6,375)	(59,507)	—	—
Net increase	640	5,836	95,958	834,638	302	2,610

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

	Year ended February 29, 2012(a)		Year ended March 31, 2011(b)		Year ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class W shares
Subscriptions	149,473	1,638,148	1,969,543	20,517,725	—	—
Distributions reinvested	4,992	52,762	5,791	62,947	—	—
Redemptions	(2,002,364)	(21,784,983)	(125,453)	(1,346,861)	—	—
Net increase (decrease)	(1,847,899)	(20,094,073)	1,849,881	19,233,811	—	—
Class Z shares
Subscriptions	57,289	585,632	268	2,500	—	—
Distributions reinvested	108	1,012	—	—	—	—
Redemptions	(6,193)	(62,780)	—	—	—	—
Net increase	51,204	523,864	268	2,500	—	—
Totalnet increase (decrease)	(14,623,643)	(145,579,134)	(6,686,804)	(65,457,158)	1,758,270	16,735,655

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end changed from March 31 to February 29.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	29

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2008 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29, 2012(a)		Year ended March 31,
			2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$11.02		$9.63	$6.54	$11.97	$13.43	$12.16
Income from investment operations:
Net investment income	0.11		0.10	0.12	0.16	0.15	0.14
Net realized and unrealized gain (loss)	(0.33)		1.40	3.10	(4.79)	(0.66)	1.27
Total from investment operations	(0.22)		1.50	3.22	(4.63)	(0.51)	1.41
Less distributions to shareholders from:
Net investment income	(0.08)		(0.11)	(0.13)	(0.15)	(0.18)	(0.14)
Net realized gains	—		—	—	(0.65)	(0.77)	—
Total distributions to shareholders	(0.08)		(0.11)	(0.13)	(0.80)	(0.95)	(0.14)
Net asset value, end of period	$10.72		$11.02	$9.63	$6.54	$11.97	$13.43
Total return	(1.87%	)	15.67%	49.52%	(39.50% )	(4.39% )	11.67%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.22%	(c)	1.11%	1.09%	1.11%	1.06%	1.09%
Net expenses after fees waived or expenses reimbursed(d)	1.12%	(c)(e)	1.11%	1.09%	1.11%	1.06% (f)	1.09%
Net investment income	1.18%	(c)(e)	1.07%	1.39%	1.68%	1.09%	1.13%
Supplemental data
Net assets, end of period (in thousands)	$595,255		$729,078	$681,073	$450,713	$862,727	$1,038,420
Portfolio turnover	21%		37%	30%	21%	25%	37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end changed from March 31 to February 29.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	For the year ended March 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 1.05% for Class A.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

	Year ended Feb. 29, 2012(a)		Year ended March 31,
			2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$11.08		$9.67	$6.57	$12.01	$13.46	$12.19
Income from investment operations:
Net investment income	0.04		0.03	0.06	0.09	0.05	0.04
Net realized and unrealized gain (loss)	(0.33)		1.40	3.10	(4.80)	(0.66)	1.27
Total from investment operations	(0.29)		1.43	3.16	(4.71)	(0.61)	1.31
Less distributions to shareholders from:
Net investment income	(0.02)		(0.02)	(0.06)	(0.08)	(0.07)	(0.04)
Net realized gains	—		—	—	(0.65)	(0.77)	—
Total distributions to shareholders	(0.02)		(0.02)	(0.06)	(0.73)	(0.84)	(0.04)
Net asset value, end of period	$10.77		$11.08	$9.67	$6.57	$12.01	$13.46
Total return	(2.58%	)	14.84%	48.26%	(39.94% )	(5.07% )	10.77%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.96%	(c)	1.86%	1.85%	1.88%	1.82%	1.86%
Net expenses after fees waived or expenses reimbursed(d)	1.88%	(c)(e)	1.86%	1.85%	1.88%	1.82% (f)	1.86%
Net investment income	0.41%	(c)(e)	0.30%	0.68%	0.88%	0.33%	0.35%
Supplemental data
Net assets, end of period (in thousands)	$19,003		$32,311	$50,132	$50,135	$120,950	$185,259
Portfolio turnover	21%		37%	30%	21%	25%	37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end changed from March 31 to February 29.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	For the year ended March 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 1.81% for Class B.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended Feb. 29, 2012(a)		Year ended March 31,
			2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$10.93		$9.55	$6.49	$11.89	$13.34	$12.09
Income from investment operations:
Net investment income	0.04		0.03	0.05	0.09	0.05	0.06
Net realized and unrealized gain (loss)	(0.32)		1.38	3.08	(4.76)	(0.66)	1.24
Total from investment operations	(0.28)		1.41	3.13	(4.67)	(0.61)	1.30
Less distributions to shareholders from:
Net investment income	(0.03)		(0.03)	(0.07)	(0.08)	(0.07)	(0.05)
Net realized gains	—		—	—	(0.65)	(0.77)	—
Total distributions to shareholders	(0.03)		(0.03)	(0.07)	(0.73)	(0.84)	(0.05)
Net asset value, end of period	$10.62		$10.93	$9.55	$6.49	$11.89	$13.34
Total return	(2.56%	)	14.82%	48.35%	(39.97% )	(5.07% )	10.81%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.97%	(c)	1.86%	1.85%	1.87%	1.82%	1.84%
Net expenses after fees waived or expenses reimbursed(d)	1.88%	(c)(e)	1.86%	1.85%	1.87%	1.82% (f)	1.84%
Net investment income	0.44%	(c)(e)	0.32%	0.62%	0.94%	0.34%	0.38%
Supplemental data
Net assets, end of period (in thousands)	$4,203		$4,977	$4,895	$3,103	$5,339	$6,275
Portfolio turnover	21%		37%	30%	21%	25%	37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end changed from March 31 to February 29.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	For the year ended March 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 1.81% for Class C.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Year ended Feb. 29, 2012(a)			Year ended March 31,
			2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$11.03		$9.64	$6.55	$11.99	$13.45	$12.18
Income from investment operations:
Net investment income	0.14		0.14	0.14	0.21	0.21	0.20
Net realized and unrealized gain (loss)	(0.36)		1.40	3.12	(4.80)	(0.67)	1.26
Total from investment operations	(0.22)		1.54	3.26	(4.59)	(0.46)	1.46
Less distributions to shareholders from:
Net investment income	(0.30)		(0.15)	(0.17)	(0.20)	(0.23)	(0.19)
Net realized gains	—		—	—	(0.65)	(0.77)	—
Total distributions to shareholders	(0.30)		(0.15)	(0.17)	(0.85)	(1.00)	(0.19)
Net asset value, end of period	$10.51		$11.03	$9.64	$6.55	$11.99	$13.45
Total return	(1.59%	)	16.18%	50.13%	(39.22% )	(3.99% )	12.11%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.74%	(c)	0.63%	0.66%	0.69%	0.65%	0.67%
Net expenses after fees waived or expenses reimbursed(d)	0.69%	(c)	0.63%	0.66%	0.69%	0.65%	0.67%
Net investment income	1.52%	(c)	1.50%	1.50%	2.00%	1.50%	1.54%
Supplemental data
Net assets, end of period (in thousands)	$9		$10	$18,363	$4	$13	$14
Portfolio turnover	21%		37%	30%	21%	25%	37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end changed from March 31 to February 29.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	33

Financial Highlights (continued)

Year ended Feb. 29, 2012(a)			Year ended March 31,
			2011	2010	2009	2008	2007(b)
Class R
Per share data
Net asset value, beginning of period	$11.02		$9.63	$6.54	$11.98	$13.43	$13.36
Income from investment operations:
Net investment income	0.09		0.08	0.08	0.15	0.13	0.10
Net realized and unrealized gain (loss)	(0.33)		1.39	3.12	(4.79)	(0.65)	0.04
Total from investment operations	(0.24)		1.47	3.20	(4.64)	(0.52)	0.14
Less distributions to shareholders from:
Net investment income	(0.06)		(0.08)	(0.11)	(0.15)	(0.16)	(0.07)
Net realized gains	—		—	—	(0.65)	(0.77)	—
Total distributions to shareholders	(0.06)		(0.08)	(0.11)	(0.80)	(0.93)	(0.07)
Net asset value, end of period	$10.72		$11.02	$9.63	$6.54	$11.98	$13.43
Total return	(2.08%	)	15.35%	49.13%	(39.60% )	(4.45% )	1.04%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.47%	(d)	1.39%	1.45%	1.50%	1.46%	1.38%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.38%	(d)	1.39%	1.45%	1.25%	1.21%	1.38%	(d)
Net investment income	0.95%	(d)	0.78%	0.88%	1.55%	0.94%	0.81%	(d)
Supplemental data
Net assets, end of period (in thousands)	$29		$34	$30	$2	$4	$5
Portfolio turnover	21%		37%	30%	21%	25%	37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end changed from March 31 to February 29.
(b)	For the period from December 11, 2006 (commencement of operations) to March 31, 2007.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Year ended Feb. 29, 2012(a)			Year ended March 31,
			2011	2010	2009	2008	2007(b)
Class R3
Per share data
Net asset value, beginning of period	$11.07		$9.64	$6.55	$11.98	$13.43	$13.36
Income from investment operations:
Net investment income	0.13		0.10	0.11	0.15	0.12	0.11
Net realized and unrealized gain (loss)	(0.34)		1.40	3.10	(4.78)	(0.61)	0.04
Total from investment operations	(0.21)		1.50	3.21	(4.63)	(0.49)	0.15
Less distributions to shareholders from:
Net investment income	(0.12)		(0.07)	(0.12)	(0.15)	(0.19)	(0.08)
Net realized gains	—		—	—	(0.65)	(0.77)	—
Total distributions to shareholders	(0.12)		(0.07)	(0.12)	(0.80)	(0.96)	(0.08)
Net asset value, end of period	$10.74		$11.07	$9.64	$6.55	$11.98	$13.43
Total return	(1.77%	)	15.67%	49.35%	(39.51% )	(4.22% )	1.11%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.29%	(d)	1.18%	1.17%	1.20%	1.37%	1.12%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.92%	(d)	1.18%	1.17%	1.19%	1.12% (f)	1.12%	(d)
Net investment income	1.40%	(d)	1.07%	1.32%	1.71%	1.06%	1.08%	(d)
Supplemental data
Net assets, end of period (in thousands)	$8		$8	$183	$107	$138	$5
Portfolio turnover	21%		37%	30%	21%	25%	37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end changed from March 31 to February 29.
(b)	For the period from December 11, 2006 (commencement of operations) to March 31, 2007.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	For the year ended March 31, 2008, the ratio of net expenses after reduction for earnings and bank fee credits was 1.10% for Class R3.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	35

Financial Highlights (continued)

Year ended Feb. 29, 2012(a)			Year ended March 31,
			2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$11.05		$9.65	$6.56	$11.98	$13.44	$12.17
Income from investment operations:
Net investment income	0.11		0.12	0.13	0.19	0.17	0.16
Net realized and unrealized gain (loss)	(0.32)		1.40	3.10	(4.79)	(0.66)	1.27
Total from investment operations	(0.21)		1.52	3.23	(4.60)	(0.49)	1.43
Less distributions to shareholders from:
Net investment income	(0.09)		(0.12)	(0.14)	(0.17)	(0.20)	(0.16)
Net realized gains	—		—	—	(0.65)	(0.77)	—
Total distributions to shareholders	(0.09)		(0.12)	(0.14)	(0.82)	(0.97)	(0.16)
Net asset value, end of period	$10.75		$11.05	$9.65	$6.56	$11.98	$13.44
Total return	(1.81%	)	15.94%	49.64%	(39.30% )	(4.24% )	11.83%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.03%	(c)	0.92%	0.92%	0.97%	0.97%	0.94%
Net expenses after fees waived or expenses reimbursed(d)	0.97%	(c)	0.92%	0.92%	0.93%	0.93%	0.93%
Net investment income	1.14%	(c)	1.26%	1.53%	1.83%	1.22%	1.28%
Supplemental data
Net assets, end of period (in thousands)	$2,762		$13,828	$10,093	$4,173	$12,092	$11,834
Portfolio turnover	21%		37%	30%	21%	25%	37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end changed from March 31 to February 29.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Year ended Feb. 29, 2012(a)			Year ended March 31,
			2011	2010	2009	2008	2007(b)
Class R5
Per share data
Net asset value, beginning of period	$11.03		$9.63	$6.54	$11.98	$13.43	$13.36
Income from investment operations:
Net investment income	0.15		0.14	0.15	0.20	0.20	0.13
Net realized and unrealized gain (loss)	(0.33)		1.41	3.10	(4.80)	(0.65)	0.04
Total from investment operations	(0.18)		1.55	3.25	(4.60)	(0.45)	0.17
Less distributions to shareholders from:
Net investment income	(0.12)		(0.15)	(0.16)	(0.19)	(0.23)	(0.10)
Net realized gains	—		—	—	(0.65)	(0.77)	—
Total distributions to shareholders	(0.12)		(0.15)	(0.16)	(0.84)	(1.00)	(0.10)
Net asset value, end of period	$10.73		$11.03	$9.63	$6.54	$11.98	$13.43
Total return	(1.53%	)	16.26%	50.15%	(39.29% )	(3.98% )	1.25%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.79%	(d)	0.67%	0.67%	0.75%	0.71%	0.70%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.73%	(d)	0.67%	0.67%	0.75%	0.71%	0.70%	(d)
Net investment income	1.59%	(d)	1.49%	1.72%	2.05%	1.44%	1.55%	(d)
Supplemental data
Net assets, end of period (in thousands)	$1,043		$1,066	$7	$2	$4	$5
Portfolio turnover	21%		37%	30%	21%	25%	37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end changed from March 31 to February 29.
(b)	For the period from December 11, 2006 (commencement of operations) to March 31, 2007.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	37

Financial Highlights (continued)

Year ended Feb. 29, 2012(a)			Year ended March 31,
			2011	2010	2009	2008	2007(b)
Class W
Per share data
Net asset value, beginning of period	$11.03		$9.63	$6.54	$11.98	$13.43	$13.17
Income from investment operations:
Net investment income	0.09		0.11	0.12	0.16	0.14	0.12
Net realized and unrealized gain (loss)	(0.33)		1.40	3.10	(4.80)	(0.65)	0.22
Total from investment operations	(0.24)		1.51	3.22	(4.64)	(0.51)	0.34
Less distributions to shareholders from:
Net investment income	(0.03)		(0.11)	(0.13)	(0.15)	(0.17)	(0.08)
Net realized gains	—		—	—	(0.65)	(0.77)	—
Total distributions to shareholders	(0.03)		(0.11)	(0.13)	(0.80)	(0.94)	(0.08)
Net asset value, end of period	$10.76		$11.03	$9.63	$6.54	$11.98	$13.43
Total return	(2.19%	)	15.82%	49.56%	(39.54% )	(4.36% )	2.59%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.13%	(d)	1.14%	1.03%	1.15%	1.12%	1.03%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.10%	(d)(f)	1.14%	1.03%	1.15%	1.12%	1.03%	(d)
Net investment income	0.89%	(d)(f)	1.04%	1.45%	1.66%	1.03%	1.14%	(d)
Supplemental data
Net assets, end of period (in thousands)	$25		$20,400	$4	$2	$5	$5
Portfolio turnover	21%		37%	30%	21%	25%	37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end changed from March 31 to February 29.
(b)	For the period from December 1, 2006 (commencement of operations) to March 31, 2007.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

	Year ended Feb. 29, 2012(a)		Year ended March 31, 2011(b)
Class Z
Per share data
Net asset value, beginning of period	$11.03		$9.32
Income from investment operations:
Net investment income	0.15		0.06
Net realized and unrealized gain (loss)	(0.34)		1.72
Total from investment operations	(0.19)		1.78
Less distributions to shareholders from:
Net investment income	(0.11)		(0.07)
Total distributions to shareholders	(0.11)		(0.07)
Net asset value, end of period	$10.73		$11.03
Total return	(1.62%	)	19.16%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.96%	(d)	0.87%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.86%	(d)(f)	0.87%	(d)
Net investment income	1.67%	(d)(f)	1.35%	(d)
Supplemental data
Net assets, end of period (in thousands)	$552		$3
Portfolio turnover	21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end changed from March 31 to February 29.
(b)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	39

Notes to Financial Statements

February 29, 2012

Note 1. Organization

Columbia Equity Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to February 29.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

40	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	41

Notes to Financial Statements (continued)

readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations

42	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund’s custodian entered into forward foreign currency exchange contracts on the Fund’s behalf in order to convert foreign currency dividends back into U.S. dollars or to manage short-term cash balances as part of the Fund’s cash management policies.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	43

Notes to Financial Statements (continued)

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at February 29, 2012

At February 29, 2012, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations

for the Period Ended February 29, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$3,555

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—

Volume of Derivative Instruments for the Period Ended February 29, 2012

Contracts Opened
Forward Foreign Currency Exchange Contracts	8

44	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Effect of Derivative Instruments in the Statement of Operations

for the Year Ended March 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$4,561

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	45

Notes to Financial Statements (continued)

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s

46	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective June 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. Prior to June 1, 2011, the rates were an annual fee that declined from 0.53% to 0.40% as assets increased. Also prior to June 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Value Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $100,425 and $23,611 for the period

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	47

Notes to Financial Statements (continued)

ended February 29, 2012 and the year ended March 31, 2011, respectively. The annualized effective management fee for the period ended February 29, 2012 and the year ended March 31, 2011 was 0.64% and 0.53%, respectively, of the Fund’s average daily net assets, including the adjustments under the terms of the PIA.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the period ended February 29, 2012 and the year ended March 31, 2011 was 0.06% of the Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended February 29, 2012 and the year ended March 31, 2011, other expenses paid to this company were $3,716 and $465, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts

48	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

The Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended February 29, 2012	Year ended March 31, 2011
Class A	0.23%	0.22%
Class B	0.23	0.23
Class C	0.23	0.23
Class R	0.23	0.15
Class R3	0.05	0.04
Class R4	0.05	0.03
Class R5	0.05	0.02
Class W	0.16	0.22
Class Z	0.20	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended February 29, 2012, these minimum account balance fees reduced total expenses by $80. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	49

Notes to Financial Statements (continued)

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,098,000 and $56,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $123,353 for Class A, $11,829 for Class B and $204 for Class C shares for the period ended February 29, 2012, and $191,349 for Class A, $36,320 for Class B and $291 for Class C for the year ended March 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective June 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through May 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving

50	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.11%
Class B	1.86
Class C	1.86
Class I	0.69
Class R	1.36
Class R3	1.24
Class R4	0.99
Class R5	0.74
Class W	1.11
Class Z	0.86

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the period ended February 29, 2012, these differences are primarily due to differing treatment for foreign currency transactions, post-October losses and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(4,392)
Accumulated net realized loss	4,392

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	51

Notes to Financial Statements (continued)

The tax character of distributions paid during the years indicated was as follows:

	Period ended February 29, 2012	Year ended March 31,
		2011	2010
Ordinary income	$5,544,477	$7,695,546	$9,627,532

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,393,342
Undistributed accumulated long-term gain	—
Accumulated realized loss	(70,280,525)
Unrealized appreciation	$93,399,288

At February 29, 2012, the cost of investments for federal income tax purposes was $582,480,550 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$114,375,160
Unrealized depreciation	$(20,950,145)
Net unrealized appreciation	$93,425,015

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$9,606,310
2018	56,780,428
Total	$66,386,738

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

52	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

For the period ended February 29, 2012, $49,624,405 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Fund will elect to treat post-October capital losses of $3,893,787 as arising on March 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $142,908,688 and $289,447,321, respectively, for the period ended February 29, 2012.

Note	6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At February 29, 2012, securities valued at $53,107,626 were on loan, secured by cash collateral of $54,583,663 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	53

Notes to Financial Statements (continued)

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended February 29, 2012 and the year ended March 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note	7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

54	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended February 29, 2012 and the year ended March 31, 2011.

Note	9. Fund Merger

At the close of business on September 11, 2009, Columbia Equity Value Fund acquired the assets and assumed the identified liabilities of RiverSource Large Cap Value Fund. The reorganization was completed after shareholders of RiverSource Large Cap Value Fund approved the plan on June 2, 2009.

The aggregate net assets of Columbia Equity Value Fund immediately before the acquisition were $659,845,517 and the combined net assets immediately after the acquisition were $702,730,838.

The merger was accomplished by a tax-free exchange of 12,725,944 shares of RiverSource Large Cap Value Fund valued at $42,885,321.

In exchange for RiverSource Large Cap Value Fund shares and net assets, Columbia Equity Value Fund issued the following number of shares:

Shares
Class A	2,556,749
Class B	476,001
Class C	72,690
Class I	1,841,962
Class R	454
Class R3	296
Class R4	2,059
Class R5	302

For financial reporting purposes, net assets received and shares issued by Columbia Equity Value Fund were recorded at fair value; however, RiverSource Large Cap Value Fund’s cost of investments was carried forward.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	55

Notes to Financial Statements (continued)

The components of RiverSource Large Cap Value Fund’s net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets	$42,885,321
Capital stock	$58,111,704
Excess of distributions over net investment income	$(678)
Accumulated net realized loss	$(21,007,215)
Unrealized appreciation	$5,781,510

The financial statements reflect the operations of Columbia Equity Value Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Large Cap Value Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed. Assuming the merger had been completed on April 1, 2009, Columbia Equity Value Fund’s pro-forma net investment income, net loss on investments, and net increase in net assets from operations for the year ended March 31, 2010 would have been $9.3 million, ($16.7) million and $254.6 million, respectively.

Note	10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note	11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with

56	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and rules in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	57

Notes to Financial Statements (continued)

believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

58	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Columbia Equity Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Equity Value Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of February 29, 2012, and the related statements of operations and changes in net assets for each of the periods indicated therein, and the financial highlights for the eleven month period ended February 29, 2012 and for each of the four years in the period ended March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended March 31, 2007, were audited by other auditors whose report dated May 21, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	59

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Equity Value Fund of the Columbia Funds Series Trust II at February 29, 2012, the results of its operations and the changes in its net assets for each of the periods indicated therein, and the financial highlights for the eleven month period ended February 29, 2012 and for each of the four years in the period ended March 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 23, 2012

60	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal period ended February 29, 2012

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	61

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)

62	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	63

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 —May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None

64	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	65

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

66	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	67

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55

Vice President —

Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President —

Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010

68	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT	69

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

70	COLUMBIA EQUITY VALUE FUND — 2012 ANNUAL REPORT

Columbia Equity Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6382 AA (4/12)

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that independent directors Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing. The series changed its fiscal year end from March 31 to February 29, effective February 29, 2012. The fees presented for 2012 represent the eleven month period ended February 29, 2012. The fees presented for 2011 represent the fiscal year ended March 31, 2011.

(a)	Audit Fees. The fees for the period ended February 29, 2012 and the fiscal year ended March 31, 2011 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Series Trust II were as follows:

2012: $20,127	2011: $20,127

(b)	Audit-Related Fees. The fees for the period ended February 29, 2012 and the fiscal year ended March 31, 2011 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review and other consultations and services required to complete the audit for Columbia Funds Series Trust II were as follows:

2012: $375	2011: $1,449

The fees for the period ended February 29, 2012 and the fiscal year ended March 31, 2011 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review in 2012 and 2011 and review of yield calculations in 2012 were as follows:

2012: $175,753	2011: $96,000

(c)	Tax Fees. The fees for the period ended February 29, 2012 and the fiscal year ended March 31, 2011 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Series Trust II were as follows:

2012: $3,197	2011: $3,217

The fees for the period ended February 29, 2012 and the fiscal year ended March 31, 2011 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to a subscription to a tax database in 2012 and 2011 and tax consulting services in 2011 were as follows:

2012: $83,243	2011: $116,840

(d)	All Other Fees. The fees for the period ended February 29, 2012 and the fiscal year ended March 31, 2011 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Series Trust II were as follows:

2012: $0	2011: $0

The fees for the period ended February 29, 2012 and the fiscal year ended March 31, 2011 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee were as follows:

2012: $0	2011: $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s Audit Committee.

(e)	(2) 100% of the services performed for items (b) through (d) above during 2012 and 2011 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the period ended February 29, 2012 and the fiscal year ended March 31, 2011 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2012: $4,777,218	2011: $2,443,467

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.